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                                                               EXHIBIT 10.19


                       TERMINATION AGREEMENT AND MUTUAL RELEASE


    Reference is made to that certain Stockholders Agreement (the "Stockholders Agreement") dated as of March 5, 1993 between Monaco Coach Corporation, a Delaware corporation ("Monaco"), Liberty Investment Partners II, a Florida general partnership ("Liberty"), the State Board of Administration of Florida, a public agency of the State of Florida ("SBA"), Monaco Capital Partners, a Rhode Island general partnership ("MCP"), Tucker Anthony Holding Corporation, a Massachusetts corporation ("Tucker") and certain other executives appearing on the signature page thereto. Reference is further made to that certain instrument of accession (the "Instrument of Accession") dated as of July 21, 1994 between Monaco and Roger A. Vandenberg, Andreas P. Graham, Geraldine M. McNulty and Mary A. Ferreira (the parties to the Instrument of Accession and the parties to the Stockholders Agreement collectively, the "Parties") by which the parties thereto became parties to the Stockholders Agreement.

    This Termination Agreement and Mutual Release (the "Agreement") is made by and between the Parties regarding the Stockholders Agreement.

    NOW, THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

    1. TERMINATION AND MUTUAL RELEASE. The Parties agree that the Stockholders Agreement is hereby rendered void and, except as set forth herein, no obligations of the Parties shall survive. The Parties agree that the foregoing consideration, as well as such other good and valuable consideration received by the Parties pursuant hereto, represents settlement in full of all outstanding obligations owed by any of the Parties to any of the Parties, on behalf of themselves, and on behalf of all their past and present shareholders, successors, assigns, transferees, and all subsidiary, parent, and affiliated companies, jointly and severally, and fully and forever release each other, and their stockholders, successors, assigns, transferees and all subsidiary, parent and affiliated companies, and all of their insurers and sureties, of and from any claim, duty, obligation or cause of action relating to the Stockholders Agreement. The Parties agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement.

    2. NO REPRESENTATIONS: Each of the Parties to this Agreement represents that it has had the opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Agreement. Neither party has relied upon any representations or statements made by the other party hereto which are not specifically set forth in this Agreement.

    3. GOVERNING LAW: This Agreement shall be governed by the laws of the State of Delaware.

    4. EFFECTIVE DATE: This Agreement is effective on the date when it has been signed by all the Parties.


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    5.   NO ORAL MODIFICATIONS: This Agreement shall not be modified in any way except in writing executed by the party or parties to be bound thereby.

    12. SEVERABILITY: If any provision or provisions contained herein shall contravene or be invalid under applicable law, such contravention or invalidity shall not invalidate the whole Agreement, but the Agreement shall be construed as not containing the particular provision or provisions held to be invalid and the rights and obligations of the parties shall be construed and enforced accordingly.

    13. VOLUNTARY EXECUTION OF AGREEMENT: This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

         (a)  They have read this Agreement;

         (b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

         (c) They understand the terms and consequences of this Agreement and of the releases it contains;

         (d) They are fully aware of the legal and binding effect of this Agreement.

    14. COUNTERPARTS: This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding Agreement on the part of each of the Undersigned.

    IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

                                       MONACO COACH CORPORATION

Dated: May __, 1997                    By:
                                          ------------------------------------
                                           Name:
                                           Title:


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                                       LIBERTY INVESTMENT PARTNERS II

Dated: May __, 1997                    By:
                                          ------------------------------------
                                           Name:
                                           Title:


                                       STATE BOARD OF ADMINISTRATION
                                            OF FLORIDA

Dated: May __, 1997                    By:
                                          ------------------------------------
                                           Name:
                                           Title:


                                       MONACO CAPITAL PARTNERS

Dated: May __, 1997                    By:
                                          ------------------------------------
                                           Name:
                                           Title:


                                       TUCKER ANTHONY HOLDING CORPORATION

Dated: May __, 1997                    By:
                                          ------------------------------------
                                           Name:
                                           Title:



Dated: May __, 1997
                                       ---------------------------------------
                                       Kay L. Toolson



Dated: May __, 1997
                                       ---------------------------------------
                                       Page Robertson




Dated: May __, 1997
                                       ---------------------------------------
                                       Ed Kinney



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Dated: May __, 1997
                                       ---------------------------------------
                                       Ray Mehaffey



Dated: May __, 1997
                                       ---------------------------------------
                                       Enoch Hutchcraft



Dated: May __, 1997
                                       ---------------------------------------
                                       Gary Smith



Dated: May __, 1997
                                       ---------------------------------------
                                       John Nepute



Dated: May __, 1997
                                       ---------------------------------------
                                       Miki Scheer



Dated: May __, 1997
                                       ---------------------------------------
                                       C.D. Smith



Dated: May __, 1997
                                       ---------------------------------------
                                       Roger A. Vandenberg



Dated: May __, 1997
                                       ---------------------------------------
                                       Andreas P. Graham



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Dated: May __, 1997
                                       ---------------------------------------
                                       Geraldine M. McNulty




Dated: May __, 1997
                                       ---------------------------------------
                                       Mary A. Ferreira



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